UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2013

Date of reporting period:  November 30, 2013

Item 1. Reports to Stockholders.

Annual Report

Convergence Core Plus Fund
Convergence Opportunities Fund

November 30, 2013

Investment Adviser

Convergence Investment Partners, LLC
4200 West 115th Street
Suite 100
Leawood, Kansas 66211

Phone: 877-677-9414

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	5

INVESTMENT HIGHLIGHTS	7

SCHEDULE OF INVESTMENTS –
CONVERGENCE CORE PLUS FUND	11

SCHEDULE OF SECURITIES SOLD SHORT –
CONVERGENCE CORE PLUS FUND	19

SCHEDULE OF INVESTMENTS –
CONVERGENCE OPPORTUNITIES FUND	22

STATEMENTS OF ASSETS AND LIABILITIES	30

STATEMENT OF OPERATIONS – CONVERGENCE CORE PLUS FUND	32

STATEMENTS OF CHANGES IN NET ASSETS	33

STATEMENT OF CASH FLOWS – CONVERGENCE CORE PLUS FUND	35

FINANCIAL HIGHLIGHTS – CONVERGENCE CORE PLUS FUND	36

NOTES TO FINANCIAL STATEMENTS	38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM	48

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT –
CONVERGENCE CORE PLUS FUND	49

BASIS FOR TRUSTEES’ APPROVAL OF
INVESTMENT ADVISORY AGREEMENT –
CONVERGENCE OPPORTUNITIES FUND	52

NOTICE OF PRIVACY POLICY & PRACTICES	55

ADDITIONAL INFORMATION	56

Dear Shareholder:

We are pleased to provide to you the annual report of the Convergence Core Plus Fund and the Convergence Opportunities Fund for the fiscal period ended November 30, 2013.

Convergence Core Plus Fund

With the Fund’s inception on December 29, 2009, we have now completed nearly four full years; and we are pleased to report that it has been a very good period, both on an absolute and relative basis.

Performance:

Institutional Class shares of the Fund were up cumulatively 96.64% from December 29, 2009 (its inception) to November 30, 2013 versus the Russell 3000 Index at 77.12% (annualized since inception is 18.82% and 15.70%, respectively). Over this past fiscal year, Institutional shares of the Fund were up 31.90% versus the Russell 3000 at 31.71%. Performance for the Fund versus the market was driven by both our Dynamic Investment Model, and the broader mandate afforded to the Fund through the ability to short.  The Fund’s Institutional Class Gross Expense Ratio (as of the prospectus dated 3/28/13) is 2.52%.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-677-9414.

Our proprietary dynamic model seeks to incorporate the best attributes of both quantitative methods with traditional fundamental management. Quant strategies have the advantage of being able to assimilate a lot of information, validate concepts, and avoid emotional biases. Fundamental managers have the advantage that they can incorporate current market conditions into their evaluation. Our dynamic model actively measures the market environment and adjusts our model in an effort to seek out alpha, thereby applying what we believe are the best attributes of both approaches.

Our ability to short aided the portfolio throughout the year. While maintaining a beta close to one throughout the period, our short positions helped hold the portfolio up relative to the market. The long short spread added 368 basis points (gross) to the portfolio over the fiscal year even as the market experienced high levels of volatility. For the fiscal year, the Convergence Core Plus Fund outperformed the Russell 3000 Index by 526 basis points (net).  Remarkably, nearly all of the out-performance came on down days. With a daily up-capture ratio of 101.4%, and a daily down capture ratio of just 84.5%, alpha was added in a strong bull market by losing on average less on down days. And while the portfolio ended up with a portfolio turnover ratio of 248%, a material proportion was driven by the short position, which enabled the portfolio, net of trading costs, to outperform its benchmark in a very difficult environment.

Introducing the Convergence Opportunities Fund

Over two years ago we started researching additional areas that we could apply the same model and investment process as the Core Plus Fund. After extensive research we found that the small to mid cap space looked very appealing. We managed the strategy in a private account since May 1, 2012, the Convergence Opportunities Fund commenced operations on November 29, 2013 and began offering shares of the Fund on December 1, 2013 to make this new strategy available to the public. We are very excited to bring the Convergence Opportunities Fund to market.

The Environment:

2013 was dominated by a determined Federal Reserve. Notwithstanding gradual improvement throughout the year in economic fundamentals, the Fed kept printing money, even surprising the market in the third quarter by backing off a well leaked plan to begin tapering. Markets loved it. The market logged its best year since 1997.

By year’s end, tapering had indeed started. Economic fundamentals continued to improve, and the Fed started, and is expected to continue, to back away from the printing presses. If this trend continues, it will serve the Funds well in our opinion. Our dynamic model by its very nature favors stocks that have characteristics that some investors believe will prevail in the current environment, but are also supported by their fundamentals. We believe 2014 will be driven by an improving economy, and the stock market will reward those companies that are best able to leverage increasing demand. We believe the Funds are positioned for just such a trend.

Thank you for your support.

David W. Schulz
President
Convergence Investment Partners, LLC

Opinions expressed are subject to change, are not guaranteed, and should not be construed as recommendations or investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in midcap companies involve additional risk such as limited liquidity and greater volatility than larger capitalization companies. Small-capitalization funds typically carry additional risks because smaller companies generally have a higher risk of failure. Their stocks are subject to a greater degree of volatility, trade in lower volume and may be less liquid. The funds invests in foreign securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. The funds regularly make short sales of securities, which involve unlimited risk including the possibility that losses may exceed the original amount invested. However, a mutual fund investor’s risk is limited to one’s amount of investment in a mutual fund.

The Russell 3000 Index measures the performance of the 3,000 largest companies representing approximately 98% of the investable U.S. equity market.  It is not possible to invest directly in an index.

“Alpha” is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk. A “basis point” is equal to 100th of a percent. “Beta” measures the sensitivity of rates of return on a fund to general market movements. “Up capture ratio” is a statistical measure of an investment manager’s overall performance in up markets. The up market capture ratio is used to evaluate how well an investment manager performed relative to an index during periods when that index has risen. The ratio is calculated by dividing the manager’s returns by the returns of the index during the up market and multiplying that factor by 100. “Down capture ratio” is a statistical measure of an investment manager’s overall performance in down markets. The down capture ratio is used to evaluate how well or poorly an investment manager performed relative to an index during periods when that index has dropped. The ratio is calculated by dividing the manager’s returns by the returns of the index during the down market and multiplying that factor by 100.

Must be preceded or accompanied by a prospectus.

CONVERGENCE CORE PLUS FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/13 – 11/30/13).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CONVERGENCE CORE PLUS FUND
Expense Example (Continued)
(Unaudited)

	Institutional Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/13	11/30/13	6/1/13 – 11/30/13*
Actual**	$1,000.00	$1,113.60	$11.60
Hypothetical (5% return
before expenses)***	$1,000.00	$1,014.09	$11.06

*
Expenses are equal to the Fund’s annualized expense ratio of 2.19%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio would be 1.27%.

**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $6.73.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $6.43.

	Investment Class
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	6/1/13	11/30/13	6/1/13 – 11/30/13*
Actual**	$1,000.00	$1,112.40	$13.29
Hypothetical (5% return
before expenses)***	$1,000.00	$1,012.48	$12.66

*
Expenses are equal to the Fund’s annualized expense ratio of 2.51%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).  Excluding dividends on short positions and interest expense, the Fund’s annualized expense ratio would be 1.56%.

**	Excluding dividends on short positions and interest expense, your actual cost of investing in the Fund would be $8.26.
***	Excluding dividends on short positions and interest expense, your hypothetical cost of investing in the Fund would be $7.89.

CONVERGENCE CORE PLUS FUND
Investment Highlights
(Unaudited)

The Fund’s investment objective is to seek long-term capital growth.  The Fund seeks to achieve this objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Fund focuses primarily on companies with medium and large market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization.  The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

Average Annual Total Returns as of November 30, 2013

	Institutional	Russell
	Class Shares	3000 Index
One Year	31.90%	31.71%
Three Year	20.07%	17.78%
Since Inception (12/29/09)	18.82%	15.70%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Continued

CONVERGENCE CORE PLUS FUND
Investment Highlights (Continued)
(Unaudited)

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Institutional Class shares. The graph does not reflect any future performance.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

Growth of $100,000 Investment

*  Inception Date

Continued

CONVERGENCE CORE PLUS FUND
Investment Highlights (Continued)
(Unaudited)

Total Returns as of November 30, 2013

	Investment	Russell
	Class Shares	3000 Index
Since Inception (1/31/13)	22.89%	23.35%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month- end may be obtained by calling 877-677-9414.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date for Investment Class shares. The graph does not reflect any future performance.

The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

CONVERGENCE OPPORTUNITIES FUND
Investment Highlights
(Unaudited)

The Fund’s investment objective is to seek long-term capital growth.  The Fund seeks to achieve this objective by establishing long and short positions in equity securities of domestic and foreign companies.  The Fund focuses primarily on companies with small to medium market capitalizations, although the Fund may establish long and short positions in companies of any market capitalization.  The Fund generally considers companies with small and medium market capitalizations to be those companies that comprise the lower 2,500 stocks by market capitalization of the Russell 3000 Index.  The Fund will hold long (purchase) securities that the Adviser believes will outperform the market, and will sell short securities expected to underperform the market.

Allocation of Portfolio Holdings
(as a percentage of net assets)

CONVERGENCE CORE PLUS FUND

Schedule of Investments

November 30, 2013

	Shares	Value
COMMON STOCKS* 130.66%

Administrative and Support Services 1.51%
AECOM Technology Corp. (a)	33,740	$980,484
Lifelock, Inc. (a)	93,680	1,613,170
Manpowergroup, Inc.	10,487	838,226
Moody’s Corp.	1,442	107,616
Robert Half International, Inc.	16,944	654,547
		4,194,043

Air Transportation 0.88%
Delta Air Lines, Inc.	7,557	219,002
Southwest Airlines Co.	120,614	2,242,215
		2,461,217

Ambulatory Health Care Services 0.88%
Omnicare, Inc.	43,050	2,465,904

Amusement, Gambling, and Recreation Industries 0.94%
Bally Technologies, Inc. (a)	16,981	1,266,273
Las Vegas Sands Corp.	18,640	1,336,115
		2,602,388

Animal Production and Aquaculture 0.06%
Pilgrim’s Pride Corp. (a)	9,663	158,280

Apparel Manufacturing 0.19%
Columbia Sportswear Co.	7,485	519,384

Beverage and Tobacco Product Manufacturing 0.48%
Wendy’s Co.	154,190	1,327,576

Broadcasting (except Internet) 2.18%
Comcast Corp. – Class A	104,784	5,225,579
DIRECTV (a)	5,568	368,100
Starz (a)	16,862	476,857
		6,070,536

Building Material and Garden Equipment and Supplies Dealers 2.47%
Fastenal Co.	31,030	1,443,826
Home Depot, Inc.	40,766	3,288,592
Lumber Liquidators Holdings, Inc. (a)	21,210	2,135,635
		6,868,053

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Chemical Manufacturing 10.98%
Abbott Laboratories	53,541	$2,044,731
CF Industries Holdings, Inc.	11,349	2,467,046
Clorox Co.	18,599	1,732,869
Coty, Inc.	6,845	112,395
Dow Chemical Co.	55,740	2,177,204
Eli Lilly & Co.	21,835	1,096,554
Johnson & Johnson	24,254	2,295,884
Lyondellbasell Industries NV (b)	28,460	2,196,543
Mead Johnson Nutrition Co.	16,432	1,388,668
Mosaic Co.	62,560	2,996,624
Myriad Genetics, Inc. (a)	81,522	2,425,280
Perrigo Co.	8,936	1,393,033
Pfizer, Inc.	181,955	5,773,431
Questcor Pharmaceuticals, Inc.	5,820	337,618
United Therapeutics Corp. (a)	22,885	2,112,514
		30,550,394

Clothing and Clothing Accessories Stores 1.72%
Hanesbrands, Inc.	38,548	2,702,215
Ross Stores, Inc.	27,296	2,087,052
		4,789,267

Computer and Electronic Product Manufacturing 15.45%
Activision Blizzard, Inc.	46,590	801,813
Apple, Inc.	21,471	11,939,379
Cisco Systems, Inc.	112,488	2,390,370
Exelis, Inc.	69,310	1,224,708
First Solar, Inc. (a)	41,440	2,478,941
Harman International Industries, Inc.	31,398	2,544,494
Harris Corp.	96,086	6,198,508
Intel Corp.	82,770	1,973,237
L-3 Communications Holdings, Inc.	12,141	1,256,108
Marvell Technology Group Ltd. (b)	101,388	1,442,751
Micron Technology, Inc. (a)	157,801	3,329,601
Northrop Grumman Corp.	12,095	1,362,865
Raytheon Co.	39,030	3,461,180
Skyworks Solutions, Inc. (a)	18,818	500,371
SunPower Corp. (a)	44,101	1,338,024
TiVo, Inc. (a)	57,844	742,139
		42,984,489

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Construction of Buildings 0.18%
Meritage Homes Corp. (a)	2,211	$96,355
PulteGroup, Inc.	20,882	391,747
		488,102

Credit Intermediation and Related Activities 9.55%
Fifth Third Bancorp	121,557	2,470,038
First Niagara Financial Group, Inc.	247,974	2,762,430
KeyCorp	235,274	2,999,744
PHH Corp. (a)	40,910	983,476
Regions Financial Corp.	268,548	2,612,972
Susquehanna Bancshares, Inc.	56,759	714,596
Visa, Inc.	26,209	5,332,484
Wells Fargo & Co.	116,874	5,144,794
Western Union Co.	61,205	1,020,287
Zions Bancorporation	86,270	2,530,299
		26,571,120

Data Processing, Hosting and Related Services 0.57%
Akamai Technologies, Inc. (a)	17,000	760,240
Citrix Systems, Inc. (a)	13,860	822,175
		1,582,415

Electrical Equipment, Appliance, and Component Manufacturing 0.27%
Helen of Troy Ltd. (a)(b)	15,560	757,928

Electronics and Appliance Stores 1.38%
Ingram Micro, Inc. – Class A (a)	164,015	3,844,512

Fabricated Metal Product Manufacturing 0.37%
Parker Hannifin Corp.	8,649	1,019,198

Food and Beverage Stores 1.08%
Kroger Co.	71,856	2,999,988

Food Manufacturing 3.49%
Archer-Daniels-Midland Co.	59,250	2,384,813
Bunge Limited (b)	33,998	2,723,919
Green Mountain Coffee Roasters, Inc. (a)	36,360	2,449,937
Sanderson Farms, Inc.	31,530	2,154,760
		9,713,429

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Food Services and Drinking Places 1.01%
Krispy Kreme Doughnuts, Inc. (a)	56,070	$1,423,057
Starbucks Corp.	16,920	1,378,303
		2,801,360

Funds, Trusts, and Other Financial Vehicles 0.89%
Wellcare Health Plans, Inc. (a)	33,200	2,466,760

Health and Personal Care Stores 0.49%
Rite Aid Corp. (a)	229,389	1,357,983

Hospitals 0.76%
Magellan Health Services, Inc. (a)	34,440	2,107,728

Insurance Carriers and Related Activities 7.85%
Aetna, Inc.	38,680	2,666,212
Aflac, Inc.	85,267	5,659,170
Amtrust Financial Services, Inc.	22,240	929,854
Assurant, Inc.	1,802	117,022
Everest Re Group Ltd. (b)	12,982	2,035,967
Hanover Insurance Group, Inc.	18,792	1,133,346
Health Net, Inc. (a)	20,534	627,314
Old Republican International Corp.	83,560	1,437,232
UnitedHealth Group, Inc.	32,840	2,445,923
Unum Group	78,918	2,649,277
WellPoint, Inc.	23,150	2,150,172
		21,851,489

Machinery Manufacturing 4.90%
AGCO Corp.	15,391	896,987
CNH Industrial NV (a)(b)	100,335	1,136,796
General Electric Co.	407,521	10,864,510
Illinois Tool Works, Inc.	9,243	735,558
		13,633,851

Management of Companies and Enterprises 1.19%
American Equity Investment Life Holding Co.	40,770	966,657
AGL Resources, Inc.	50,495	2,350,037
		3,316,694

Merchant Wholesalers, Durable Goods 0.08%
United Stationers, Inc.	5,049	227,104

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Merchant Wholesalers, Nondurable Goods 3.76%
AmerisourceBergen Corp.	39,770	$2,804,977
Ashland, Inc.	25,600	2,331,648
Herbalife Ltd. (b)	23,570	1,642,358
Ralph Lauren Corp.	21,060	3,690,344
		10,469,327

Miscellaneous Manufacturing 0.69%
Medtronic, Inc.	33,246	1,905,661

Miscellaneous Store Retailers 0.86%
PetSmart, Inc.	32,132	2,381,303

Motion Picture and Sound Recording Industries 1.24%
Netflix, Inc. (a)	3,521	1,287,982
Time Warner, Inc.	32,769	2,153,251
		3,441,233

Nonstore Retailers 2.12%
Amazon.com, Inc. (a)	5,576	2,194,825
GNC Holdings, Inc.	40,310	2,425,856
World Fuel Services Corp.	33,470	1,285,248
		5,905,929

Oil and Gas Extraction 2.38%
Chesapeake Energy Corp.	53,030	1,424,916
Energy XXI Bermuda, Ltd. (b)	74,315	2,018,395
Helmerich & Payne, Inc.	41,158	3,169,166
		6,612,477

Other Information Services 0.99%
HomeAway, Inc. (a)	75,320	2,749,180

Paper Manufacturing 3.05%
Domtar Corp.	21,550	1,842,741
Greif, Inc. – Class A	42,197	2,318,725
Sealed Air Corp.	60,100	1,929,811
Sonoco Products Co.	59,350	2,377,561
		8,468,838

Petroleum and Coal Products Manufacturing 12.04%
Chevron Corp.	81,006	9,918,375
Exxon Mobil Corp.	128,217	11,985,724
Murphy USA, Inc. (a)	53,060	2,400,965

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Petroleum and Coal Products Manufacturing 12.04% (Continued)
Phillips 66	47,786	$3,326,383
Valero Energy Corp.	89,996	4,114,617
Western Refining, Inc.	44,723	1,747,328
		33,493,392

Pipeline Transportation 0.47%
New Jersey Resources Corp.	28,507	1,302,485

Plastics and Rubber Products Manufacturing 0.42%
Goodyear Tire & Rubber Co.	52,835	1,176,107

Professional, Scientific, and Technical Services 3.37%
Amgen, Inc.	21,116	2,408,913
Babcock & Wilcox Co.	31,440	1,020,857
Cognizant Technology Solutions Corp. (a)	18,369	1,724,666
iGate Corp.	25,740	861,775
Tetra Tech, Inc. (a)	22,531	644,161
Towers Watson & Co.	12,950	1,458,170
URS Corp.	24,320	1,263,911
		9,382,453
Publishing Industries (except Internet) 8.73%

Aspen Technology, Inc. (a)	18,199	719,406
Blackbaud, Inc.	21,940	793,570
Brocade Communications Systems, Inc. (a)	415,115	3,648,861
CA, Inc.	23,440	773,520
Microsoft Corp.	259,487	9,894,239
News Corp. (a)	41,140	738,874
Oracle Corp.	218,425	7,708,218
		24,276,688

Rail Transportation 0.51%
Union Pacific Corp.	8,744	1,416,878

Rental and Leasing Services 0.66%
Avis Budget Group, Inc. (a)	50,000	1,843,000

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities 4.81%
CBOE Holdings, Inc.	54,810	2,865,467
Financial Engines, Inc.	31,030	2,102,282
Janus Capital Group, Inc.	118,120	1,285,146

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
Securities, Commodity Contracts, and Other Financial
Investments and Related Activities 4.81% (Continued)
T Rowe Price Group, Inc.	73,196	$5,889,350
WisdomTree Investments, Inc. (a)	79,640	1,220,085
		13,362,330

Support Activities for Mining 1.08%
Schlumberger Ltd. (b)	34,088	3,014,061

Telecommunications 1.99%
Time Warner Cable, Inc.	9,798	1,354,280
United States Cellular Corp.	16,407	727,979
Verizon Communications, Inc.	69,923	3,469,579
		5,551,838

Transportation Equipment Manufacturing 3.82%
Boeing Co.	24,074	3,231,934
Ford Motor Co.	148,105	2,529,633
Huntington Ingalls Industries, Inc.	11,170	918,509
Lear Corp.	16,094	1,334,354
Lockheed Martin Corp.	18,350	2,599,645
		10,614,075

Truck Transportation 0.86%
Swift Transportation Co. (a)	103,263	2,390,538

Utilities 3.95%
CMS Energy Corp.	93,530	2,482,286
Hawaiian Electric Industries, Inc.	90,460	2,289,543
Pinnacle West Capital Corp.	26,167	1,396,271
TECO Energy, Inc.	133,704	2,278,316
UGI Corp.	63,291	2,548,096
		10,994,512

Water Transportation 0.46%
SEACOR Holdings, Inc. (a)	13,649	1,270,039

Wholesale Electronic Markets and Agents and Brokers 0.60%
Tech Data Corp. (a)	31,963	1,656,962
TOTAL COMMON STOCKS (Cost $317,921,823)		363,410,498

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS* 4.15%
American Assets Trust, Inc.	39,491	$1,231,724
Corrections Corp. of America	31,560	1,052,526
DuPont Fabros Technology, Inc.	49,560	1,163,173
EastGroup Properties, Inc.	21,669	1,312,925
Extra Space Storage, Inc.	35,391	1,483,591
Government Properties Income Trust	53,430	1,325,598
Home Properties, Inc.	22,440	1,179,895
Omega Healthcare Investors, Inc.	44,030	1,439,341
Potlatch Corp.	33,890	1,350,517
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $11,347,027)		11,539,290

SHORT-TERM INVESTMENTS 0.41%
AIM STIT-STIC Prime Portfolio, 0.060% (c)	1,132,759	1,132,759
TOTAL SHORT-TERM INVESTMENTS (Cost $1,132,759)		1,132,759
Total Investments (Cost $330,401,609) 135.22%		376,082,547
Liabilities in Excess of Other Assets (35.22)%		(97,964,207)
TOTAL NET ASSETS 100.00%		$278,118,340

Percentages are stated as a percent of net assets.

*	All of these securities, totaling $374,949,788, are pledged as collateral for securities sold short.
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	Variable rate security; the rate shown represents the rate at November 30, 2013.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short

November 30, 2013

	Shares	Value
Acadia Healthcare Co., Inc.	30,870	$1,426,194
Accenture PLC (a)	10,998	852,015
Actavis PLC (a)	4,088	666,630
Air Lease Corp. – Class A	40,920	1,295,937
Align Technology, Inc.	19,876	1,086,025
Ameren Corp.	4,290	153,797
Arthur J. Gallagher & Co.	8,876	413,089
Assured Guaranty Ltd. (a)	36,276	851,760
AutoZone, Inc.	2,710	1,250,936
Avon Products, Inc.	54,247	967,224
BioMarin Pharmaceutical, Inc.	8,308	584,717
Buffalo Wild Wings, Inc.	8,610	1,293,566
Catamaran Corp. (a)	24,249	1,106,482
Caterpillar, Inc.	7,972	674,431
Celldex Therapeutics, Inc.	48,808	1,354,910
CH Robinson Worldwide, Inc.	20,160	1,181,981
Cirrus Logic, Inc.	25,262	509,787
Clean Harbors, Inc.	23,650	1,248,011
Coeur Mining, Inc.	86,890	957,528
Colfax Corp.	22,180	1,288,215
Copart, Inc.	37,590	1,294,224
CVR Energy, Inc.	31,096	1,227,670
Cyberonics, Inc.	3,029	208,153
Cypress Semiconductor Corp.	131,512	1,274,351
Dana Holding Corp.	54,140	1,097,959
Delek US Holdings, Inc.	80,660	2,440,772
Digital Realty Trust, Inc.	14,140	667,973
DigitalGlobe, Inc.	33,700	1,334,520
DineEquity, Inc.	15,581	1,310,830
DR Horton, Inc.	65,501	1,302,160
DreamWorks Animation SKG, Inc.	37,900	1,207,494
Dynegy, Inc.	57,600	1,233,216
eBay, Inc.	18,321	925,577
Equinix, Inc.	7,390	1,187,573
Equity Lifestyle Properties, Inc.	2,822	100,181
Fresh Market, Inc.	22,630	921,267
Fusion-io, Inc.	37,653	378,036
GATX Corp.	23,630	1,185,517
Gogo, Inc.	20,722	552,656
Hain Celestial Group, Inc.	1,897	156,863
Halcon Resources Corp.	370,940	1,487,469
Hilltop Holdings, Inc.	68,660	1,627,929
Hittite Microwave Corp.	10,756	680,102
HollyFrontier Corp.	42,743	2,050,809

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short (Continued)

November 30, 2013

	Shares	Value
Intrexon Corp.	3,537	$80,962
IPG Photonics Corp.	19,530	1,416,316
JC Penney Co., Inc.	138,860	1,414,983
Joy Global, Inc.	21,250	1,201,900
KBR, Inc.	26,474	895,615
Kosmos Energy Ltd. (a)	182,700	1,901,907
Kronos Worldwide, Inc.	11,400	189,924
Leucadia National Corp.	42,120	1,207,159
Liberty Ventures	12,110	1,471,971
Loral Space & Communications, Inc.	17,050	1,345,757
M&T Bank Corp.	11,040	1,273,574
Magnum Hunter Resources Corp.	127,551	923,469
MBIA, Inc.	99,952	1,288,381
Medidata Solutions, Inc.	11,140	1,324,657
Medivation, Inc.	19,975	1,258,625
Molycorp, Inc.	33,125	158,338
Monster Beverage Corp.	20,630	1,220,883
Newmont Mining Corp.	49,236	1,222,530
Palo Alto Networks, Inc.	24,739	1,235,713
Panera Bread Co.	6,989	1,236,284
Pepco Holdings, Inc.	65,010	1,240,390
Pioneer Natural Resources Co.	7,194	1,278,734
Popular, Inc. (a)	50,910	1,455,008
Post Holdings, Inc.	27,260	1,380,719
priceline.com, Inc.	1,170	1,395,026
Prospect Capital Corp.	115,300	1,315,573
Rovi Corp.	64,770	1,191,768
Royal Gold, Inc.	24,393	1,099,880
SolarCity Corp.	24,311	1,270,979
South Jersey Industries, Inc.	19,780	1,121,526
Spectrum Brands Holdings, Inc.	4,877	344,219
Sprint Corp.	160,170	1,343,826
St. Joe Co.	39,210	695,585
SunEdison, Inc.	13,325	169,361
Superior Energy Services, Inc.	9,000	229,320
Synageva BioPharma Corp.	24,500	1,480,044
Tahoe Resources, Inc. (a)	68,420	1,207,999
Tempur Sealy International, Inc.	22,903	1,168,511
Texas Capital Bancshares, Inc.	24,189	1,358,696
Thor Industries, Inc.	4,252	229,906
Treehouse Foods, Inc.	16,180	1,135,027
UDR, Inc.	8,428	196,120
UTi Worldwide, Inc. (a)	81,540	1,289,147
Ventas, Inc.	11,730	666,616

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Schedule of Securities Sold Short (Continued)

November 30, 2013

	Shares	Value
VeriFone Systems, Inc.	52,900	$1,354,769
Walter Investment Management Corp.	34,283	1,307,211
Westamerica Bancorporation	22,820	1,263,772
Western Digital Corp.	14,007	1,051,085
Workday, Inc.	15,559	1,281,284
WP Carey, Inc.	10,980	689,215
Zynga, Inc.	82,184	357,500
Total Securities Sold Short (Proceeds $97,162,129)		$98,854,300

(a)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments

November 30, 2013

	Shares	Value
COMMON STOCKS 130.38%

Administrative and Support Services 3.09%
AECOM Technology Corp. (a)	10,950	$318,206
LifeLock, Inc. (a)	17,975	309,530
Robert Half International, Inc.	7,755	299,576
		927,312

Air Transportation 0.92%
Skywest, Inc.	16,245	274,541

Ambulatory Health Care Services 2.56%
Chemed Corp.	5,140	400,560
Omnicare, Inc.	6,395	366,306
		766,866

Amusement, Gambling, and Recreation Industries 0.97%
Bally Technologies, Inc. (a)	3,900	290,823

Animal Production and Aquaculture 1.48%
Pilgrim’s Pride Corp. (a)	27,133	444,439

Banks 3.05%
City National Corp.	6,135	468,468
Commerce Bancshares, Inc.	9,840	443,981
		912,449

Building Material and Garden Equipment and Supplies Dealers 0.95%
Lumber Liquidators Holdings, Inc. (a)	2,835	285,456

Capital Goods 1.10%
AAR Corp.	10,545	329,215

Chemical Manufacturing 10.38%
Coty, Inc.	14,795	242,934
Emergent Biosolutions, Inc. (a)	7,775	174,549
Insys Therapeutics Inc. (a)	8,725	384,773
Myriad Genetics, Inc. (a)	12,637	375,951
Olin Corp.	10,760	267,171
PDL BioPharma, Inc.	39,460	385,523
Questcor Pharmaceuticals, Inc.	5,890	341,679
Scotts Miracle-Gro Co.	4,230	247,793
Seattle Genetics, Inc. (a)	8,595	353,169
United Therapeutics Corp. (a)	3,650	336,932
		3,110,474

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value

Commercial & Professional Services 0.97%
RPX Corp. (a)	17,655	$291,661

Computer and Electronic Product Manufacturing 10.24%
Cirrus Logic, Inc. (a)	18,005	363,340
First Solar, Inc. (a)	5,785	346,059
Harman International Industries, Inc.	5,780	468,411
Jabil Circuit, Inc.	15,225	308,611
Sanmina Corporation (a)	18,685	289,244
Silver Spring Networks, Inc. (a)	15,815	327,212
SunPower Corp. (a)	11,280	342,235
Super Micro Computer, Inc. (a)	20,565	326,572
TiVo, Inc. (a)	23,160	297,143
		3,068,827

Construction of Buildings 2.50%
Meritage Homes Corp. (a)	3,095	134,880
PulteGroup, Inc.	32,765	614,672
		749,552

Consumer Services 2.03%
Penn National Gaming, Inc. (a)	20,735	299,413
Scientific Games Corp. (a)	17,245	309,548
		608,961

Credit Intermediation and Related Activities 10.01%
BOK Financial Corp.	7,155	452,911
Central Pacific Financial Corp.	23,935	475,828
EVERTEC, Inc. (b)	14,995	330,940
First Niagara Financial Group, Inc.	40,010	445,711
Susquehanna Bancshares, Inc.	37,916	477,362
WSFS Financial Corp.	6,510	494,369
Xoom Corp. (a)	11,720	323,882
		3,001,003

Electronics and Appliance Stores 0.98%
Ingram Micro, Inc. (a)	12,492	292,812

Energy 2.02%
SM Energy Co.	6,870	605,522

Food and Beverage Stores 0.97%
Core-Mark Holding Co, Inc.	3,925	289,744

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value

Food Manufacturing 1.34%
Dean Foods Co. (a)	22,395	$402,662

Food Services and Drinking Places 1.92%
Hyatt Hotels Corp. (a)	5,835	282,239
Krispy Kreme Doughnuts, Inc. (a)	11,592	294,205
		576,444

Funds, Trusts, and Other Financial Vehicles 1.34%
Wellcare Health Plans, Inc. (a)	5,385	400,106

General Merchandise Stores 0.99%
Tuesday Morning Corp. (a)	21,454	297,138

Health and Personal Care Stores 2.14%
Rite Aid Corp. (a)	108,380	641,610

Hospitals 1.23%
Magellan Health Services, Inc. (a)	6,030	369,036

Insurance Carriers and Related Activities 5.97%
Employers Holdings, Inc.	8,115	264,874
Hanover Insurance Group, Inc.	4,055	244,557
Health Net, Inc. (a)	12,550	383,403
Maiden Holdings Ltd. (b)	20,620	261,049
Molina Healthcare, Inc. (a)	10,940	367,584
Selective Insurance Group, Inc.	9,533	268,735
		1,790,202

Machinery Manufacturing 4.33%
AGCO Corp.	5,315	309,758
Blount International, Inc. (a)	25,170	364,713
John Bean Technologies Corp.	11,550	341,418
Lexmark International, Inc.	7,960	281,545
		1,297,434

Management of Companies and Enterprises 1.02%
AGL Resources, Inc.	6,585	306,466

Materials 0.86%
Minerals Technologies, Inc.	4,350	258,390

Media 0.41%
Regal Entertainment Group	6,250	121,750

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value

Merchant Wholesalers, Durable Goods 1.20%
Owens & Minor, Inc.	9,365	$357,462

Miscellaneous Manufacturing 1.54%
Callaway Golf Co.	10,345	83,795
Edwards Lifesciences Corp. (a)	5,750	376,798
		460,593

Miscellaneous Store Retailers 0.91%
Office Depot, Inc. (a)	50,050	272,272

Nonstore Retailers 2.04%
Overstock.com, Inc. (a)	10,655	298,340
World Fuel Services Corp.	8,165	313,536
		611,876

Oil and Gas Extraction 0.78%
Energy XXI Bermuda, Ltd. (b)	8,560	232,490

Paper Manufacturing 4.16%
Domtar Corp.	2,890	247,124
Greif, Inc.	4,605	253,044
Rock-Tenn Co.	2,645	249,740
Sealed Air Corp.	7,860	252,385
Sonoco Products Co.	6,060	242,764
		1,245,057

Petroleum and Coal Products Manufacturing 2.66%
Murphy USA, Inc. (a)	6,985	316,071
PDF Energy, Inc.	4,475	129,104
Western Refining, Inc.	9,000	351,630
		796,805

Plastics and Rubber Products Manufacturing 1.11%
GenCorp, Inc. (a)	18,198	333,751

Printing and Related Support Activities 1.01%
Quad / Graphics, Inc.	11,560	301,138

Professional, Scientific, and Technical Services 9.63%
Babcock & Wilcox Co.	9,670	313,985
comScore, Inc. (a)	12,065	328,289
Constant Contact, Inc. (a)	12,220	334,460

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value

Professional, Scientific, and Technical Services 9.63% (Continued)
ICF International, Inc. (a)	8,260	$298,847
iGate Corp. (a)	9,910	331,787
Leidos Holdings, Inc.	6,700	325,821
Navigant Consulting, Inc. (a)	16,440	322,224
SolarWinds, Inc. (a)	9,900	331,056
URS Corp.	5,740	298,308
		2,884,777

Publishing Industries (except Internet) 4.90%
Aspen Technology, Inc. (a)	8,315	328,692
EW Scripps Co. (a)	4,360	88,377
FleetMatics Group PLC (a)(b)	8,555	331,079
News Corp. (a)	21,090	378,777
Pegasystems, Inc.	6,775	341,121
		1,468,046

Real Estate 0.47%
HFF, Inc. (a)	5,435	139,245

Rental and Leasing Services 0.90%
Ryder System, Inc.	3,845	268,535

Securities, Commodity Contracts, and Other Financial
Investments and Related Activities 6.84%
CBOE Holdings, Inc.	5,285	276,300
Financial Engines, Inc.	4,940	334,685
Janus Capital Group, Inc.	36,969	402,223
SEI Investments Co.	10,491	352,288
WesBanco, Inc.	15,595	491,242
WisdomTree Investments, Inc. (a)	12,685	194,334
		2,051,072

Semiconductors & Semiconductor Equipment 1.21%
Amkor Technology, Inc. (a)	60,635	363,810

Specialty Trade Contractors 1.09%
Comfort Systems USA, Inc.	15,880	325,540

Support Activities for Mining 1.82%
Parker Drilling Co. (a)	13,650	108,245
RPC, Inc.	24,735	437,067
		545,312

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value

Support Activities for Transportation 0.91%
Hub Group, Inc. (a)	7,280	$273,946

Telecommunications 2.05%
United States Cellular Corp.	6,685	296,613
Valmont Industries, Inc.	2,195	317,638
		614,251

Transportation Equipment Manufacturing 2.51%
American Railcar Industries, Inc.	6,985	303,149
Federal-Mogul Corp. (a)	6,910	141,793
Lear Corp.	3,716	308,094
		753,036

Utilities 3.18%
California Water Service Group	14,620	334,213
Otter Tail Corp.	10,625	314,075
UGI Corp.	7,570	304,768
		953,056

Water Transportation 0.71%
SEACOR Holdings, Inc. (a)	2,295	213,550

Wholesale Electronic Markets and Agents and Brokers 1.97%
Scansource, Inc. (a)	7,170	301,069
Tech Data Corp. (a)	5,585	289,526
		590,595

Wood Product Manufacturing 1.01%
Universal Forest Products, Inc.	5,830	302,985
TOTAL COMMON STOCKS (Cost $39,070,095)		39,070,095

The accompanying notes are an integral part of these financial statements.

CONVERGENCE OPPORTUNITIES FUND

Schedule of Investments (Continued)

November 30, 2013

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS 10.18%
American Assets Trust, Inc.	13,945	$434,945
Camden Property Trust	7,595	439,902
DuPont Fabros Technology, Inc.	19,110	448,512
Home Properties, Inc.	8,290	435,888
Investors Real Estate Trust	52,635	463,714
Potlatch Corp.	9,745	388,338
Tanger Factory Outlet Centers	13,286	439,368
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,050,667)		3,050,667
Total Investments (Cost $42,120,762) 140.56%		42,120,762
Liabilities in Excess of Other Assets (40.56)%		(12,153,985)
TOTAL NET ASSETS 100.00%		$29,966,777

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

CONVERGENCE FUNDS

Statements of Assets and Liabilities

November 30, 2013

	Core Plus	Opportunities
	Fund	Fund
Assets
Investments, at value (cost $330,401,609 and
$42,120,762, respectively)	$376,082,547	$42,120,762
Dividends and interest receivable	845,654	—
Deposit for short sales at broker	526,610	—
Receivable for Fund shares sold	145,890	249,230
Other assets	42,780	—
Total Assets	377,643,481	42,369,992

Liabilities
Securities sold short, at value
(proceeds $97,162,129)	98,854,300	—
Payable for Fund shares redeemed	18,509	—
Due to affiliate for in-kind transfer (Note 8)	—	12,403,215
Dividends payable on short positions	69,006	—
Payable to broker for interest expense	138,275	—
Payable to Adviser	223,592	—
Payable to affiliates	169,957	—
Payable for distribution fees	828	—
Accrued expenses and other liabilities	50,674	—
Total Liabilities	99,525,141	12,403,215
Net Assets	$278,118,340	$29,966,777

Net Assets Consist Of:
Paid-in capital	$224,811,324	$28,356,467
Accumulated undistributed net investment income	1,390,474	—
Accumulated undistributed net realized gain	7,927,775	1,610,310
Net unrealized appreciation (depreciation) on:
Investments	45,680,938	—
Securities sold short	(1,692,171)	—
Net Assets	$278,118,340	$29,966,777

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS

Statements of Assets and Liabilities (Continued)

November 30, 2013

	Core Plus	Opportunities
	Fund	Fund
Investment Class Shares
Net Assets	$2,064,216	$—
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	117,227	—

Net asset value, redemption price
and offering price per share	$17.61	$—

Institutional Class Shares
Net Assets	$276,054,124	$29,966,777
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	15,644,666	2,996,678

Net asset value, redemption price and
offering price per share	$17.65	$10.00

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statement of Operations

For the Year Ended November 30, 2013(2)

Investment Income
Dividend income(1)	$5,306,922
Interest income	14,003
Total Investment Income	5,320,925

Expenses
Management fees	1,832,115
Interest and broker expenses	1,046,886
Dividends on short positions	651,461
Administration fees	195,369
Transfer agent fees and expenses	85,986
Fund accounting fees	77,761
Federal and state registration fees	51,052
Custody fees	32,375
Audit and tax fees	18,008
Legal fees	17,856
Chief Compliance Officer fees and expenses	9,169
Reports to shareholders	9,099
Trustees’ fees and related expenses	6,003
Distribution and service fees – Investment Class	1,007
Other expenses	9,108
Total Expenses	4,043,255
Expense recoupment by Adviser (Note 4)	38,417
Net Expenses	4,081,672

Net Investment Income	1,239,253

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	27,287,705
Short transactions	(14,089,724)
Foreign currency translation	(5)
Change in net unrealized appreciation (depreciation) on:
Investments	36,273,309
Short transactions	(2,392,512)
Net Realized and Unrealized Gain on Investments	47,078,773

Net Increase in Net Assets from Operations	$48,318,026

(1)	Net of $1,206 in dividend withholding tax.
(2)	The Investment Class shares commenced operations on January 31, 2013.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statement of Changes in Net Assets

	Year Ended	Year Ended
	November 30, 2013	November 30, 2012
From Operations
Net investment income	$1,239,253	$328,048
Net realized gain (loss) from:
Investments	27,287,705	7,745,446
Short transactions	(14,089,724)	(2,142,108)
Foreign currency translation	(5)	—
Change in net unrealized
appreciation (depreciation) on:
Investments	36,273,309	5,575,771
Short transactions	(2,392,512)	1,072,147
Net increase in net assets from operations	48,318,026	12,579,304

From Distributions
Net investment income – Institutional Class	(416,700)	—
Net realized gain on investments –
Institutional Class	(3,372,985)	(172,712)
Net decrease in net assets
resulting from distributions paid	(3,789,685)	(172,712)

From Capital Share Transactions
Proceeds from shares sold – Institutional Class	186,274,830	28,038,704
Proceeds from shares sold – Investment Class(1)	1,935,766	—
Net asset value of shares issued in reinvestment of
distributions to shareholders – Institutional Class	3,160,075	168,609
Payments for shares redeemed –
Institutional Class	(26,858,990)	(12,119,540)
Payments for shares redeemed –
Investment Class(1)	(1,720)	—
Payments for shares redeemed from
redemption-in-kind – Institutional Class(2)	(16,330,980)	—
Net increase in net assets from
capital share transactions	148,178,981	16,087,773
Total Increase in Net Assets	192,707,322	28,494,365

Net Assets
Beginning of period	85,411,018	56,916,653
End of period	$278,118,340	$85,411,018

Accumulated Net Investment Income	$1,390,474	$383,145

(1)	The Investment Class shares commenced operations on January 31, 2013.
(2)	See Note 8 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statement of Changes in Net Assets

Period Ended
November 30, 2013(1)
From Capital Share Transactions
Proceeds from shares issued from transfers in-kind –
Institutional Class(2)	$29,966,777
Net increase in net assets from capital share transactions	29,966,777
Total Increase in Net Assets	29,966,777

Net Assets
Beginning of period	—
End of period	$29,966,777

Accumulated Net Investment Income	$—

(1)	The Institutional Class shares commenced operations on November 29, 2013, the last business day of the period.
(2)	See Note 8 to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Statement of Cash Flows

For the Year Ended November 30, 2013

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$48,318,026
Adjustments to reconcile net increase in net assets from
operations to net cash used in operating activities:
Purchases of investments	(822,605,855)
Purchases of short-term investments, net	(1,047,035)
Proceeds from sales of long-term investments	601,251,586
Return of capital distributions received from underlying investments	297,415
Increase in dividends and interest receivable	(506,155)
Increase in deposits at broker for short sales	(526,610)
Increase in prepaid expenses and other assets	(26,209)
Proceeds from securities sold short	448,279,898
Purchases to cover securities sold short	(387,611,649)
Increase in dividends payable on short positions	54,475
Increase in payable to broker	112,997
Increase in payable to Adviser	153,317
Increase in payable for distribution fees	828
Increase in payable to affiliates and accrued expenses and other liabilities	159,378
Unrealized appreciation on investments	(36,273,309)
Unrealized depreciation on short transactions	2,392,512
Net realized gain on investments	(27,287,705)
Net realized loss on short transactions	14,089,724
Net cash used in operating activities	(160,774,371)

Cash Flows from Financing Activities:
Proceeds from shares sold	188,254,103
Payments on shares redeemed	(26,861,817)
Cash distributions paid to shareholders	(629,610)
Net cash provided by financing activities	160,762,676
Net change in cash	(11,695)

Cash:
Beginning Balance	11,695
Ending Balance	$—

Supplemental Disclosures:
Cash paid for interest	$952,142
Non-cash financing activities – distributions reinvested	3,160,075
Non-cash financing activities – decrease in receivable
for Fund shares sold	(43,507)
Non-cash financing activities – decrease in payable
for Fund shares redeemed	1,106
Non-cash financing activities – redemption in-kind	(16,330,980)

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Financial Highlights – Institutional Class Shares

Per Share Data for a Share Outstanding Throughout Each Period

					Period
	Year Ended				Ended
	November 30,				November 30,
	2013		2012	2011	2010(1)
Net Asset Value, Beginning of Period	$13.97		$11.56	$11.36	$10.00

Income (loss) from investment operations:
Net investment income (loss)(2)	0.11		0.06	(0.04)	0.01
Net realized and unrealized
gain on investments	4.18		2.39	0.97	1.35
Total from investment operations	4.29		2.45	0.93	1.36

Less distributions paid:
From net investment income	(0.07)		—	(0.02)	—
From net realized gains	(0.54)		(0.04)	(0.71)	—
Total distributions paid	(0.61)		(0.04)	(0.73)	—

Net Asset Value, End of Period	$17.65		$13.97	$11.56	$11.36
Total Return(3)	31.90%		21.21%	8.27%	13.60%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$276,054		$85,411	$56,917	$23,603
Ratio of expenses to average net assets:
Before waiver, expense reimbursement
and recoupments(4)(5)	2.21%		2.52%	2.64%	2.58%
After waiver, expense reimbursement
and recoupments(4)(5)	2.23%		2.61%	2.58%	2.16%
Ratio of net investment income (loss)
to average net assets:
Before waiver, expense reimbursement
and recoupments(5)	0.70%		0.56%	(0.39)%	(0.29)%
After waiver, expense reimbursement
and recoupments(5)	0.68%		0.47%	(0.33)%	0.13%
Portfolio turnover rate(3)	247.67	%(6)	275.88%	412.51%	391.48%

(1)	The Fund commenced operations on December 29, 2009.
(2)	Per share net investment income (loss) was calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver, expense reimbursement and recoupments and after waiver, expense reimbursement and recoupments ratios excluding dividends on short positions, interest and broker expenses were 1.28% and 1.30%,1.41% and 1.50%, 1.56% and 1.50%, 1.92% and 1.50% for the periods ended November 30, 2013, November 30, 2012, November 30, 2011, and November 30, 2010 respectively.

(5)	Annualized for periods less than one year.
(6)	Securities redeemed-in-kind were excluded from the computation of the ratio.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE CORE PLUS FUND

Financial Highlights – Investment Class Shares

Per Share Data for a Share Outstanding Throughout Each Period

	Period Ended
	November 30,
	2013(1)
Net Asset Value, Beginning of Period	$14.33

Income from investment operations:
Net investment income(2)	0.08
Net realized and unrealized gain on investments	3.20
Total from investment operations	3.28

Less distributions paid:
From net investment income	—
From net realized gains	—
Total distributions paid	—

Net Asset Value, End of Period	$17.61
Total Return(3)	22.89%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$2,064
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)(5)	2.49%
After waiver and expense reimbursement(4)(5)	2.49%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement(5)	0.59%
After waiver and expense reimbursement(5)	0.59%
Portfolio turnover rate(3)	247.67	%(6)

(1)	The Investment Class Shares commenced operations on January 31, 2013.
(2)	Per share net investment income was calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)
The ratio of expenses to average net assets includes dividends on short positions, interest and broker expenses.  The annualized before waiver and expense reimbursement and after waiver and expense reimbursement ratios excluding dividends on short positions, interest and broker expenses were 1.56% and 1.56% for the period ended November 30, 2013.

(5)	Annualized for periods less than one year.
(6)	Securities redeemed-in-kind were excluded from the computation of the ratio.

The accompanying notes are an integral part of these financial statements.

CONVERGENCE FUNDS
Notes to Financial Statements
November 30, 2013

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Convergence Core Plus Fund and Convergence Opportunities Fund (the “Fund” or “Funds”) represent distinct diversified series with their own investment objectives and policies within the Trust. The investment objective of the Funds is long-term capital growth. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Funds are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Convergence Core Plus Fund became effective on December 29, 2009 and commenced operations on December 29, 2009 and January 31, 2013 for the Institutional and Investment Class shares, respectively.  The Convergence Opportunities Fund became effective November 29, 2013 and commenced operations on November 29, 2013, the last business day of the period, with respect to the Institutional Class shares.  As of November 30, 2013, there has been no investment activity or operations, other than the securities transferred in-kind.  As of the date of this report, the Investment Class shares have not commenced operations.  Each class of shares has identical rights and privileges except with respect to the distribution fees, and voting rights on matters affecting a single class of shares. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Convergence Investment Partners, LLC (the “Adviser”), the Funds’ investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Funds, including long and short positions of common stock and real estate investment trusts, that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Funds will use the price of the exchange that the Funds generally consider to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2013

Debt securities other than short-term instruments are valued at the mean between the closing bid and ask prices provided by a pricing service (“Pricing Service”).  If the closing bid and ask prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities, such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Funds are accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosures regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

Level 1—	Quoted prices in active markets for identical securities.

Level 2—	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3—	Significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2013

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of November 30, 2013:

Core Plus Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity(1)
Common Stock	$363,410,498	$—	$—	$363,410,498
Real Estate
Investment Trusts	11,539,290	—	—	11,539,290
Total Equity	374,949,788	—	—	374,949,788
Short-Term Investments	1,132,759	—	—	1,132,759
Total Assets	$376,082,547	$—	$—	$376,082,547
Liabilities:
Securities Sold Short	$98,854,300	$—	$—	$98,854,300

Opportunities Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity(1)
Common Stock	$39,070,095	$—	$—	$39,070,095
Real Estate
Investment Trusts	3,050,667	—	—	3,050,667
Total Equity	42,120,762	—	—	42,120,762
Total Assets	$42,120,762	$—	$—	$42,120,762

(1)	See the Schedule of Investments for industry classifications.

The Funds did not hold any investments during the period ended November 30, 2013 with significant unobservable inputs which would be classified as Level 3.  During the period ended November 30, 2013, there were no transfers between levels for the Funds.  It is the Funds’ policy to record transfers between levels as of the end of the reporting period.  The Funds did not hold financial derivative instruments during the reporting period.

(b)	Short Positions

The Funds may sell a security they do not own in anticipation of a decline in the fair value of that security. When a fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale.  A gain, limited to the price at which a fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.  For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current value of the short positions.  Subsequent

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2013

fluctuations in the market prices of the securities sold, but not yet purchased, may require purchasing the securities at prices which could differ from the amount reflected in the Statement of Assets and Liabilities.  The Funds are liable for any dividends or interest payable on securities while those securities are in a short position. Such amounts are recorded on the ex-dividend date as a dividend expense, and interest expense is accrued daily. As collateral for its short positions, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents or liquid securities. The segregated assets are valued consistent with Note 2a above. The amount of segregated assets are required to be adjusted daily to the extent additional collateral is required based on the change in fair value of the securities sold short. The Funds’ securities sold short and deposits for short sales at broker are held with one major security dealer. The Funds do not require this broker to maintain collateral in support of the receivable for proceeds on securities sold short.

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

As of and during the period then ended November 30, 2013, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended November 30, 2013, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The NAV per share of each Fund is calculated by dividing the sum of the fair value of the securities held by the Fund, plus cash or other assets, minus all liabilities

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2013

(including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange is closed for trading.  The Funds do not charge a redemption fee, therefore the offering and redemption price per share are equal to the Fund’s net asset value per share.

(g)	Allocation of Income, Expenses and Gains/Losses

Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the applicable Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of the Investment class shares of each Fund. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trusts, or by other equitable means.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing original cost of the security lot sold with the net sale proceeds. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Dividend income from Real Estate Investment Trusts (REITs) is recognized on the ex-date and included in dividend income.  The calendar year-end classification of distributions received from REITs during the fiscal year are reported subsequent to year end; accordingly, the Funds estimate the character of REIT distributions based on the most recent information available and adjust for actual classifications in the calendar year the information is reported.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended November 30, 2013 and November 30, 2012 was as follows:

Convergence Core Plus Fund

	November 30, 2013	November 30, 2012
Ordinary Income	$3,042,786	$11,972
Long-Term Capital Gain	$746,899	$160,740

The Convergence Core Plus Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Convergence Core Plus Fund related to net capital gain to zero for the tax year ended November 30, 2013.  The Convergence Core Plus Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.  The amount designated as long-term capital gain for the fiscal years ended November 30, 2013 and 2012 was $1,795,556 and $513,694, respectively.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2013

Convergence Opportunities Fund

There were no distributions paid during the period ended November 30, 2013.

As of November 30, 2013, the components of accumulated earnings on a tax basis were as follows:

	Convergence	Convergence
	Core Plus	Opportunities
	Fund	Fund
Cost basis of investments for
federal income tax purposes(1)	$331,289,973	$40,510,452
Gross tax unrealized appreciation	$46,967,596	$2,172,770
Gross tax unrealized depreciation	(2,175,022)	(562,460)
Net tax unrealized appreciation	44,792,574	1,610,310
Undistributed ordinary income	10,403,067	—
Undistributed long-term capital gain	2,267,743	—
Total distributable earnings	12,670,810	—
Other accumulated gains/(losses)	(4,156,368)	—
Total accumulated gains	$53,307,016	$1,610,310
(1)	Excludes securities sold short.

The tax basis of distributable earnings for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales and straddle adjustments for the Convergence Core Plus Fund.

The tax basis of investments and distributable earnings for tax and financial reporting purposes differs due to the tax-free contribution in-kind of investment securities.  The securities contributed in-kind had net unrealized gains of $1,610,310 as of the contribution date.  This contribution was determined to be a non-taxable transaction by management, and no gain or loss was recognized at the time of transfer for the Convergence Opportunities Fund.

Income and capital gains distributions may differ from GAAP, primarily due to timing differences in the recognition of income, gains and losses by the Funds. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Convergence	Convergence
	Core Plus	Opportunities
	Fund	Fund
Accumulated Undistributed Net
Investment Income/(Loss)	$184,776	$—
Accumulated Undistributed Net
Realized Gain/(Loss)	$(4,483,245)	$1,610,310
Paid-In Capital	$4,298,469	$(1,610,310)

On December 6, 2013, the Convergence Core Plus Fund declared and paid distributions from ordinary income, short-term capital gains and long-term capital

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2013

gains of $1,423,417, $8,448,207 and $2,246,461, respectively, to the Institutional Class shareholders of record on December 5, 2013. On December 6, 2013, the Convergence Core Plus Fund declared and paid distributions from ordinary income, short-term capital gains and long-term capital gains of $9,229, $63,346 and $16,845, respectively, to the Investment Class shareholders of record on December 5, 2013.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Adviser for its management services at the annual rate of 1.00% of the Funds’ average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Funds’ other expenses at least through March 30, 2015 and November 29, 2016 for the Convergence Core Plus Fund and Convergence Opportunities Fund, respectively, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Funds’ operating expenses (excluding any taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends on short positions and interest and broker expenses, acquired fund fees and expenses or extraordinary expenses) do not exceed 1.50% and 1.75% (the “Expense Limitation Cap”) of the Funds’ average daily net assets of the Institutional Class shares and Investment Class shares, respectively.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap in place at the time of the waiver; provided, however, that the Adviser shall only be entitled to recoup such amounts over the following three fiscal years. During the year ended November 30, 2013, expenses of $38,417 previously waived by the Adviser were recouped by the Adviser from the Convergence Core Plus Fund.  As of the date of this report, there were no prior waivers subject to recoupment from the Convergence Core Plus Fund.  For the period ended November 30, 2013, the Convergence Opportunities Fund did not incur a management fee and there was no waiver by the Adviser.

(5)	Distribution Plan

The Trust adopted a plan pursuant to Rule 12b-1 (the “12b-1 Plan”), on behalf of the Convergence Core Plus Fund, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution and service fee of 0.25% of the Convergence Core Plus Fund’s average daily net assets of Investment Class shares for services to prospective shareholders and distribution of shares.  During the year ended November 30, 2013, the Fund accrued expenses of $1,007 pursuant to the 12b-1 Plan.  As of November 30, 2013, the distributor was owed fees of $828 pursuant to the 12b-1 plan.

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds;

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2013

prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and fund accountant; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For the year ended November 30, 2013, the Convergence Core Plus Fund incurred $195,369 in administration fees.  At November 30, 2013, the Administrator was owed fees of $89,805.

USBFS also serves as the fund accountant and transfer agent to the Funds.  U.S. Bank, N.A. (“U.S. Bank”), an affiliate of USBFS, serves as the Funds’ custodian.  For the year ended November 30, 2013, the Convergence Core Plus Fund incurred $77,761, $85,986, and $32,375 in fund accounting, transfer agency, and custody fees, respectively.  At November 30, 2013, fees of $33,569, $31,435, and $11,980 were owed for fund accounting, transfer agency, and custody fees, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of USBFS and U.S. Bank.

Certain officers of the Funds are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and U.S. Bank.  This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended November 30, 2013, the Convergence Core Plus Fund was allocated $9,169 of the Trust’s Chief Compliance Officer fee.  At November 30, 2013, fees of $3,168 were owed for the Chief Compliance Officer’s services.

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Convergence Core Plus – Institutional Class

	Year Ended	Year Ended
	November 30, 2013	November 30, 2012
Shares sold	11,925,599	2,098,957
Shares reinvested	232,017	14,277
Shares redeemed	(1,674,369)	(921,132)
Shares redeemed from
redemption-in-kind (See Note 8)	(954,470)	—
Net increase	9,528,777	1,192,102

Convergence Core Plus – Investment Class

Period Ended
November 30, 2013(1)
Shares sold	117,327
Shares reinvested	—
Shares redeemed	(100)
Net increase	117,227

(1)	The Investment Class shares commenced operations on January 31, 2013.

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2013

Convergence Opportunities – Institutional Class

Period Ended
November 30, 2013(1)
Shares issued from
transfer in-kind (See Note 8)	2,996,678

(1)  The Institutional Class shares commenced operations on November 29, 2013.

(8)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, securities transferred in-kind disclosed below, and securities sold short, for the Funds for the year ended November 30, 2013 are summarized below. There were no purchases or sales of U.S. government securities for the Funds.

	Convergence Core	Convergence
	Plus Fund	Opportunities Fund
Purchases	$822,605,855	$—
Sales	$601,251,586	$—

Convergence Core Plus Fund

After the close of business on October 30, 2013, the Fund redeemed assets through an in-kind redemption.  In the redemption transaction, the Fund issued securities with a value of $16,330,980.  The Fund recognized gain in the amount of $2,598,476, which is reflected on the Statement of Operations.  The redemption in-kind is reflected in the Statement of Changes in Net Assets.

Convergence Opportunities Fund

On November 29, 2013, the Fund accepted, in accordance with the Rule 17a-7 procedures adopted by the Trust, cash and cash equivalents and securities eligible for investment by the Fund as consideration for Fund shares issued (“Transfer in-Kind”) for a net transfer in-kind of $29,966,777.  This was comprised of investments with a fair value as of November 29, 2013 (the last business day of the period) of $42,120,762, which were effectively transferred to the Fund as of that date, and cash or cash equivalents receivable of $249,230.  Subsequent to November 30, 2013, the remaining balance due to affiliate as presented within the Statements of Assets and Liabilities was settled through a transfer in-kind of securities sold short with a fair value of $12,051,846 as of December 2, 2013 and payment for margin deficits of $351,369.

(9)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At November 30, 2013, Charles Schwab & Co., Inc., for the benefit of others, held 28.3% of the Convergence Core Plus Fund’s outstanding Institutional Class shares.  The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of

CONVERGENCE FUNDS
Notes to Financial Statements (Continued)
November 30, 2013

the Fund, under Section 2(a)(9) of the 1940 Act.  At November 30, 2013, Bicknell Family Holdings Co., LLC, for the benefit of others, held 100% of the Convergence Opportunities Fund’s outstanding Institutional Class shares.

(10)	Line of Credit

The Convergence Core Plus Fund has a line of credit in the amount of the lessor of $13,000,000 or 33.33% of the fair value of unencumbered assets of the Convergence Core Plus Fund, as defined, which matures on August 14, 2014. This unsecured line of credit is intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate of 3.25% (as of November 30, 2013). The credit facility is with the Convergence Core Plus Fund’s custodian, U.S. Bank. During the year ended November 30, 2013, the Convergence Core Plus Fund had borrowings on the line of credit on eight days, with an average borrowing and interest rate on those days of $1,050,875 and 3.25%, respectively. Interest expense of $40 incurred during the year is included within other expenses on the Statement of Operations.  The November 8, 2013 through November 11, 2013 balance of $1,657,000 was the maximum amount of borrowings outstanding during the year ended November 30, 2013.  As of November 30, 2013, the Fund did not have any borrowings on the line of credit.

(11)	Recent Accounting Pronouncement

In January, 2013, the FASB issue ASU No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” in GAAP and International Financial Reporting Standards (“IFRS”).  ASU No. 2013-01 clarifies ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities to increase comparability and reduce presentation differences between financial statements prepared in accordance with GAAP and financial statements prepared in accordance with IFRS. This requires increased disclosure about derivative instruments that are offset in a reporting entity’s Statement of Assets and Liabilities and derivative instruments that are subject to a master netting agreement (“MNA”). Specifically, the ASU requires reporting entities to present separately for assets and liabilities: a) the gross amounts of those recognized assets and recognized liabilities; b) the amounts offset to determine the net amounts presented in the Statement of Assets and Liabilities; c) The net amount presented in the Statement of Assets and Liabilities; d) the amounts subject to an enforceable MNA not included in (b); and e) the net amount after deducting the amounts from (d) and (c). The effective date of the ASU is for interim and annual periods beginning on or after January 1, 2013.  There is no impact of the ASU on the financial statements of the Funds for the period ended November 30, 2013.

CONVERGENCE FUNDS
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Convergence Funds
(Trust for Professional Managers)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and schedule of securities sold short, of Convergence Funds, comprising Convergence Core Plus Fund and Convergence Opportunities Fund (the “Funds”), each a series of the Trust for Professional Managers, as of November 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four periods in the period then ended for Convergence Core Plus Fund, and the related statement of changes in net assets for the period November 29, 2013 (commencement of operations) through November 30, 2013 for Convergence Opportunities Fund.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of November 30, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Convergence Funds as of November 30, 2013, the results of their operations, cash flows, changes in net assets, and the financial highlights for the periods and Funds indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
January 29, 2014

CONVERGENCE CORE PLUS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 23, 2013 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Convergence Core Plus Fund (the “Fund”), a series of the Trust, and Convergence Investment Partners, LLC, the Fund’s investment adviser (the “Adviser”).  The Trustees also met at a prior meeting held on June 20, 2013 (the “June 20, 2013 Meeting”) to review materials related to the renewal of the Agreement.  Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement.  The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Fund’s performance, as well as the management fees and other expenses of the Fund, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Fund by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Fund and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information.  The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information.  Based on their evaluation of the information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2014.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of David J. Abitz and Jonathan G. Franklin, the Fund’s portfolio managers, and other key personnel at the Adviser involved in the day-to-day activities of the Fund.  The Trustees noted that the Adviser does not manage any other accounts that utilize strategies similar to those employed by the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activities and goals and its continuing commitment to the growth of Fund assets.  The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues.  The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser.

CONVERGENCE CORE PLUS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

The Trustees discussed the performance of the Fund for the year-to-date, one-year and three-year periods ended April 30, 2013.  In assessing the quality of the portfolio management services provided by the Adviser, the Trustees also compared the short-term and long-term performance of the Fund on both an absolute basis and in comparison to a benchmark index, the Russell 3000 Index, and in comparison to a peer group of U.S. open-end large blend funds as constructed by data presented by Morningstar, Inc. (the “Morningstar Peer Group”).

The Trustees noted that for the year-to-date period ended April 30, 2013, the Fund’s performance was slightly below the Morningstar Peer Group median, falling within the third quartile.  The Trustees further noted that for the one-year and three-year periods ended April 30, 2013, the Fund’s performance was above the Morningstar Peer Group medians, falling within the second and first quartiles, respectively, and noting the Fund’s performance for the three-year period was the best of the Morningstar Peer Group.  The Trustees also noted that for the one-year, three-year and since inception periods ended December 31, 2012, the Fund had outperformed the Russell 3000 Index.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Trustees determined that the Fund and its shareholders were likely to benefit from the Adviser’s continued management.

3.COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection.  The Trustees also considered the cost structure of the Fund relative to the Morningstar Peer Group.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had previously subsidized the Fund’s operations and had fully recouped those subsidies.  The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement and the expense subsidization previously undertaken by the Adviser, as well as the Fund’s brokerage commissions and use of soft dollars by the Adviser.  These considerations were

CONVERGENCE CORE PLUS FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

based on materials requested by the Trustees and the Fund’s administrator specifically for the June 20, 2013 meeting and the August 23, 2013 meeting at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Fund’s contractual management fee of 1.00% fell between the third and fourth quartiles and was above its peer group average of 0.75%, which fell between the second and third quartiles.  The Trustees noted that the Fund was operating below its expense cap of 1.50% for Institutional Class shares.  The Trustees noted that the Fund’s total expense ratio of 1.29% for Institutional Class shares fell into the fourth quartile and was above the peer group average of 1.01%, which fell within the third quartile.

The Trustees concluded that the Fund’s expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information.  The Trustees further concluded that the Adviser had maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory business, despite its previous subsidies to support the Fund’s operations.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees compared the Fund’s expenses relative to its peer group and discussed realized and potential economies of scale.  The Trustees also reviewed the structure of the Fund’s management fee and whether the Fund was large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders).  The Trustees noted that the Fund’s management fee structure did not contain any breakpoint reductions as the Fund’s assets grow in size, but that the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis.  With respect to the Adviser’s fee structure, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Fund at the Fund’s current asset level.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Fund.  The Trustees examined the brokerage and commissions of the Adviser with respect to the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of the Fund and its shareholders.

CONVERGENCE OPPORTUNITIES FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited)

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on October 24, 2013 to consider the initial approval of the Investment Advisory Agreement (the “Agreement”) between the Convergence Opportunities Fund (the “Fund”), a series of the Trust, and Convergence Investment Partners, LLC, the Fund’s investment adviser (the “Adviser”).  In advance of the meeting, the Trustees requested and received materials to assist them in considering the approval of the Agreement, including a memorandum provided by the Fund’s legal counsel, which outlined the Trustees’ responsibilities in considering the Agreement.  The Trustees also reviewed and discussed the Form ADV for the Adviser, as well as a summary of a due diligence questionnaire completed by the Adviser.  The Trustees also considered other matters, including, but not limited to the following: (1) the quality of services that would be provided to the Fund by the Adviser; (2) the fact that the Fund will benefit from the depth of investment talent and resources provided by the Adviser; (3) the proposed management fee structure under the Agreement; (4) the fact that the Adviser agreed to maintain an expense limitation agreement on behalf of the Fund; and (5) other factors deemed relevant.  The Trustees also considered information provided by the Adviser prior to the October 24, 2013 meeting relating to the Adviser’s code of ethics and compliance and control procedures and objectives with respect to providing investment advisory services to the Fund.

The Trustees noted that Mr. David Abitz, Portfolio Manager of the Adviser, had attended the meeting of the Trustees held on January 24, 2013 to report on various performance, marketing, compliance and operations of the Convergence Core Plus Fund, a separate series of the Trust also managed by the Adviser. The Board then noted that it had approved the preliminary registration statement for the Fund at a telephonic meeting of the Board held on July 17, 2013, at which time the Trustees were provided with information concerning the Fund’s investment objective and strategies which would be applied by the Adviser to select and manage investments for the Fund.

In considering approval of the Agreement, the Trustees also reviewed the Trust’s post effective amendment to its Form N-1A registration statement, including the prospectus and statement of additional information included therein, relating to the initial registration of the Fund.  Based on its evaluation of information provided by the Adviser, in conjunction with the Fund’s other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the Agreement for an initial term ending two years following the Fund’s commencement of operations pursuant to an effective registration statement.

1.NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUND

The Trustees considered the nature, extent and quality of services that would be provided by the Adviser to the Fund and the amount of time devoted by the Adviser’s staff to the Fund’s operations.  The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of key personnel at the Adviser who would be involved in the day-to-day activities of the Fund.  The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing goals and its commitment to the growth

CONVERGENCE OPPORTUNITIES FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

of Fund assets based upon information provided by the Adviser in response to the due diligence questionnaire as well as other information provided by the Adviser, which were included in the Meeting materials.  The Trustees also noted any services that extended beyond portfolio management, and they considered the overall capability of the Adviser.  The Trustees, in consultation with their independent counsel, reviewed a summary of the Adviser’s policies and procedures and compliance program as prepared by the Adviser, and were assured by the Trust’s CCO that the Adviser’s policies and procedures and compliance program were compliant with Rule 206(4)-7(a) promulgated under the Advisers Act.  The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Fund were satisfactory and reliable.

2.INVESTMENT PERFORMANCE OF THE FUND AND THE ADVISER

In assessing the portfolio management services to be provided by the Adviser, the Trustees reviewed the investment management experience of Mr. David J. Abitz, who would serve as the Fund’s portfolio manager.  The Trustees noted that Mr. Abitz is supported by Mr. Jonathan G. Franklin and Mr. Todd Hanson.  The Trustees also reviewed the Adviser’s performance for a composite of separately managed accounts that are managed using substantially similar strategies to those of the Fund.  After considering all of the information, the Trustees concluded that the Fund and its shareholders were likely to benefit from the Adviser’s management.

3.COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees then considered the cost of services and the structure of the Fund’s proposed management fee, including a review of the expense analyses and other pertinent material with respect to the Fund.  The Trustees reviewed statistical information and other materials provided in the Meeting materials, including the comparative expenses, expense components and peer group selection.  The Trustees considered data relating to the cost structure of the Fund relative to a peer group of small blend funds, as compiled by Morningstar Direct, which had been included in the Meeting materials.  The Board considered the Fund’s proposed management fee of 1.00%, noting that the fee fell between the third and fourth quartiles for its peer group, above the peer group average fee of 0.90%, which fell between the second and third quartiles.  The Board further noted that the Adviser had agreed to waive its management fees and/or reimburse fund expenses for at least a three-year period, so that the Fund’s total annual fund operating expenses do not exceed 1.50% and 1.75% of the Fund’s average annual assets for Institutional Class shares and Investment Class shares, respectively, which put the Fund’s net expense ratio into the fourth quartile for each of the Institutional Class and Investment Class shares, each below the peer group average of 1.23%, which is net of any applicable Rule 12b-1 fees and which fell in the third quartile.  The Trustees also considered the overall profitability of the Adviser that may result from its management of the Fund, reviewing the Adviser’s financial information, including a pro forma income statement for the Fund, and noting that the Adviser may need to subsidize the Fund’s operations during the initial start-

CONVERGENCE OPPORTUNITIES FUND
Basis for Trustees’ Approval of Investment Advisory Agreement
(Unaudited) (Continued)

up period.  The Trustees also examined the level of profits that could be expected to accrue to the Adviser from the fees payable under the Agreement and the expense subsidization anticipated by the Adviser.

The Trustees concluded that the Fund’s expenses and the fees to be paid to the Adviser were fair and reasonable in light of the comparative expense and management fee information and the investment management services to be provided to the Fund by the Adviser.  The Trustees further concluded that the Adviser maintained adequate profit levels to support its provision of advisory services to the Fund from the revenues of its overall investment advisory business, despite the anticipated subsidies to support the Fund’s operations.

4.EXTENT OF ECONOMIES OF SCALE AS THE FUND GROWS

The Trustees concluded that the potential economies of scale that the Fund might realize would be achievable under the structure of the proposed management fees and the Fund’s expenses.  With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the realized and potential economies of scale with respect to the Fund were acceptable.

5.BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUND

The Trustees considered the direct and indirect benefits that could be received by the Adviser from its association with the Fund.  The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition or the ability to attract additional investor assets, appear to be reasonable, and in many cases may benefit the Fund.

CONCLUSIONS

The Trustees considered all of the foregoing factors.  In considering the Agreement, the Trustees did not identify any one factor as all-important, but rather considered all of these factors collectively in light of the Fund’s surrounding circumstances.  Based on this review, the Trustees, including a majority of the Independent Trustees, approved the Agreement with the Fund as being in the best interests of the Fund and its shareholders.

CONVERGENCE FUNDS
Notice of Privacy Policy & Practices
(Unaudited)

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

CONVERGENCE FUNDS
Additional Information
(Unaudited)

Tax Information

The Convergence Core Plus Fund designated 65.79% of its ordinary income distribution for the year ended November 30, 2013, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended November 30, 2013, 64.28% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

The Convergence Core Plus Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended November 30, 2013. The Convergence Core Plus Fund utilized earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deductions the amounts designated as long-term capital gains were as follows:

Convergence Core Plus Fund
Year Ended November 30, 2013
$1,795,556

Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-677-9414.

Independent Trustees

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Michael D.	Trustee	Indefinite	Professor and	30	Independent
Akers, Ph.D		Term; Since	Chair, Department		Trustee, USA
615 E. Michigan St.		August 22,	of Accounting,		MUTUALS
Milwaukee, WI 53202		2001	Marquette		(an open-end
Age: 58			University		investment
			(2004–present).		company with
two portfolios).

CONVERGENCE FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	30	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 57		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

Jonas B. Siegel	Trustee	Indefinite	Managing	30	Independent
615 E. Michigan St.		Term; Since	Director, Chief		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Administrative Officer		Multi-Asset
Age: 70		2009	(“CAO”) and Chief		Endowment
			Compliance Officer		fund complex
			(“CCO”), Granite		(three closed-
			Capital International		end investment
			Group, L.P. (an		companies);
			investment		Independent
			management firm)		Trustee, Gottex
			(1994–2011); Vice		Multi-
			President, Secretary,		Alternatives
			Treasurer and CCO		fund complex
			of Granum Series		(three closed-
			Trust (an open-end		end investment
			investment company)		companies);
			(1997–2007);		Independent
			President, CAO		Manager,
			and CCO, Granum		Ramius IDF
			Securities, LLC		fund complex
			(a broker-dealer)		(two closed-end
			(1997–2007).		investment
companies).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	30	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 51		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

CONVERGENCE FUNDS
Additional Information (Continued)
(Unaudited)

Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the
Address and Age	the Trust	Time Served	Five Years	by Trustee	Past Five Years

John Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 56	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator,
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 39	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 34		2005	(2004–present).

Robert M. Slotky	Vice	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	President,	Term; Since	President,
Milwaukee, WI 53202	Chief	January 26,	U.S. Bancorp Fund
Age: 66	Compliance	2011	Services, LLC
	Officer and		(2001–present).
Anti-Money
Laundering
Officer

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		July 21,	U.S. Bancorp Fund
Age: 31		2011	Services, LLC
(2008–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION (Unaudited)

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-677-9414. A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record for the most recent 12-month period ended June 30 is available without charge, upon request, by calling, toll free, 1-877-677-9414, or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-677-9414 to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

CONVERGENCE FUNDS

Investment Adviser	Convergence Investment Partners, LLC
4200 West 115th Street
Suite 100
Leawood, Kansas 66211

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

MN-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2013	FYE 11/30/2012(2)
Audit Fees	$17,500 (1)	$14,500
Audit-Related Fees	0	0
Tax Fees	$3,000	$3,000
All Other Fees	0	0
(1)	Cost related to Convergence Core Plus Fund & Convergence Opportunities Fund.
(2)	Cost related to Convergence Core Plus Fund.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2013	FYE 11/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2013	FYE 11/30/2012
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. A copy of the registrant’s Code of Ethics is filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Trust for Professional Managers

By (Signature and Title)*                    /s/ John Buckel
John Buckel, President

Date     February 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ John Buckel
John Buckel, President

Date     February 3, 2014

By (Signature and Title)*                    /s/ Jennifer Lima
Jennifer Lima, Treasurer

Date     February 3, 2014

* Print the name and title of each signing officer under his or her signature.